Exhibit 10.2

                           AMENDMENT TO SALE AGREEMENT


This agreement dated May 20, 2010 amends a Patent Sale Agreement dated January 12, 2010 between Unseen Solar, Inc. and Edward Myers.

Paragraph 1.2 is changed in part to read;

1.2 SALE OF PATENT RIGHTS. Seller hereby sells, conveys, transfers, assigns and delivers to Buyer on the Effective Date, and Buyer hereby purchases and acquires from the Seller, all right, title, and interest in and to the Patent Rights, including, without limitation: (a) all right, title and interest in and to the patent(s) and patent application(s) listed in the table below and all future patents for this technology issued to Edward Myers (collectively, the "PATENTS"); and (b) all right, title and interest to sue and collect for past infringement of the Patents.

UNSEEN SOLAR, INC.



/s/ Edward F. Myers                               /s/ Edward Myers
------------------------------                    ------------------------------
Edward F. Myers                                   Edward Myers
President                                         Date: 5/20/10
Date: 5/20/10